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                                  Exhibit 99.1

                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 10-K of the CITY INVESTING COMPANY LIQUIDATING TRUST, a Delaware Trust (the "Trust") for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lester J. Mantell, the functional equivalent of the Chief Executive Officer and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Trust.

         The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used for any other purposes.

         Dated:  February 12, 2003                  Lester J. Mantell, Trustee